EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Partners, Inc.

Date of Form N-CSR:	June 30, 2026

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Partners, Inc. and will be retained by Voya Partners, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 8th day of September, 2026.

/s/ Christian G. Wilson
Christian G. Wilson
Principal Executive Officer

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Partners, Inc.

Date of Form N-CSR:	June 30, 2026

The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Partners, Inc. and will be retained by Voya Partners, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 8th day of September, 2026.

/s/ Todd Modic
Todd Modic
Principal Financial Officer